UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2021

IGM Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39045	77-0349194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 965-7873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2021, IGM Biosciences, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) to increase the number of authorized shares of the Company’s non-voting common stock from 6,431,208 to 200,000,000, with a corresponding increase to the total number of authorized shares of the Company’s Common Stock, which had previously been adopted by the Company’s board of directors, subject to stockholder approval.

The Charter Amendment is attached hereto as Exhibit 3.1 and is hereby incorporated by reference into this Item 5.03. The foregoing summary description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the Company held the Annual Meeting. Of the 25,594,209 shares of common stock of the Company and 6,431,205 shares of non-voting common stock of the Company outstanding as of April 26, 2021, the record date for the Annual Meeting, 24,287,500 shares of common stock and 6,431,205 shares of non-voting common stock were present in person (including virtually) or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the final voting results with respect to each proposal are as set forth below.

Proposal 1: Election of Directors

Each of the following nominees was elected to serve as a Class II director to serve until the Company’s 2024 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Kathleen Behrens, Ph.D.	21,455,483	1,627,548	1,204,469
Michael Loberg, Ph.D.	21,456,238	1,626,793	1,204,469
Christina Teng Topsøe	21,448,364	1,634,667	1,204,469

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was ratified.

For	Against	Abstain	Broker Non-Votes
24,281,034	2,580	3,886	N/A

Proposal 3: Amendment to the Company’s Amended and Restated Certificate of Incorporation

The amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of non-voting common stock from 6,431,208 to 200,000,000, with a corresponding increase to the total number of authorized shares of the Company’s Common Stock was approved.

For	Against	Abstain	Broker Non-Votes
26,587,398	2,926,044	794	1,204,469

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of IGM Biosciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

By:	/s/ Misbah Tahir
Misbah Tahir
Chief Financial Officer

Date: June 30, 2021